CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Blue Line Protection Group, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Allen, acting in the capacity as the Chief Executive Officer of the Company, and I, Patrick Deparini, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel Allen

     Daniel Allen

     Chief Executive Officer

     August 14, 2015

/s/ Patrick Deparini

     Patrick Deparini

     Chief Financial Officer

     August 14, 2015